EXECUTIVE EMPLOYMENT AGREEMENT

THIS AGREEMENT dated for reference as of the 18th day of July, 2006;

BETWEEN:
KOHLER CAPITAL I, CORPORATION, a company incorporated under the laws of the state of Florida, and having an address at 1415 W. 22nd Street, Tower Floor, Oak Brook, IL 60523;

(the "Company")

AND:

KERRY LABANT, of 528 Mandarin Lane, Bloomingdale,
Illinois 60108, U.S.A.;

(the "Executive")

WITNESSES THAT WHEREAS:

A.	The Company is in the business of digital asset
	management internet application;

B.	The Company and the Executive have agreed to enter
	into an employment relationship for their mutual benefit;



NOW THEREFORE in consideration of the mutual covenants and agreements contained herein and for good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties) the parties hereto covenant and agree each with the other as follows:


1.	DUTIES

1.1.	The Company appoints the Executive to undertake the duties
	and exercise the powers as President of the Company as may be requested of the Executive by the Board of Directors of the Company and in the other offices to which he may be appointed by the subsidiary companies of the Company, and the Executive accepts the office, on the terms and conditions set forth in this Agreement.

1.2	The Executive agrees to contribute to the Company, on an exclusive
	basis, his intellectual property pertaining to digital asset management application and corporate graphic design solutions.

1.3.	The Executive acknowledges that as the result of entering into
	this Agreement he will be a "person in a special relationship", as that expression is defined in the securities laws of various states of the U.S., with the Company, and that as such he may receive information concerning material changes in or material facts concerning the business and affairs of the Company that has not been generally disclosed, and he covenants and agrees that he will not purchase or sell any securities of the Company until such information has been generally disclosed.

1.4.	The term "subsidiary" as used herein means any company or companies
	of which more than fifty per cent of the outstanding shares carrying votes at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the Board of Directors of such company or companies) are beneficially owned by or held for the Company and/or any other company in like relation to the Company and include any company in like relation to the subsidiary.

1.5.	In the event of a change of control of the Company, the Executive
	shall continue to serve the Company in the same capacity and have the same authority, responsibilities and status as he had as of the date immediately prior to the change of control. For the purposes of this Agreement, a "change of control" shall be deemed to have occurred when:

(a)	a person becomes a "control person" (as that term is defined in
	the Securities Act, and which definition is set out in Exhibit "A" hereto) of the Company; or

(b)	a majority of the directors elected at any annual or special general
	meeting of shareholders of the Company are not individuals nominated by the Company's then-incumbent board of directors; or

(c)	any person or group of persons acquires the ability, directly or
	indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of the Company through:

(i)	the legal or beneficial ownership of voting securities;

(ii)	the right to appoint managers, directors or corporate management;

(iii)	contract;

(iv)	operating agreement;

(v)	voting trust;

or otherwise.





2.	TERM

2.1.	The appointment shall commence with effect from July 18, 2006
	(the "Effective Date") and shall continue for a term of 24 months (the "Initial Term") until extended or terminated in accordance with the provisions of this Agreement.

2.2.	In the event of death, or permanent incapacity or disability of the
	Executive, the remuneration payable to the Executive shall continue for a period of six months after such death, or permanent incapacity or disability. In the event of the temporary incapacity or disability of the Executive such that the Executive is unable to reasonably perform his duties hereunder, the Executive shall be paid for up to six months as provided above with respect to death, etc. If the Executive's

	temporary incapacity or disability continues for six consecutive months, the Company at any time thereafter during the continuation of such condition may deem the incapacity or disability to be permanent, and in such event, this Agreement shall terminate.


3.	COMPENSATION

3.1.	The remuneration of the Executive for his services during the Initial
	Term shall consist in a one-time issuance of thirty-four million (34,000,000) shares of the Company's common stock.

3.2.	Subsequent to the initial public offering, the Executive may, in the
	absolute discretion of the Company, receive from the Company a bonus payment, as determined from time to time by the Board of Directors, for his services for each Term during the period of his employment under this Agreement based on the Company's financial performance and/or a further liquidity event.


4.	BENEFITS

4.1.	It is understood and agreed that the Executive will incur expenses
	in connection with his duties under this Agreement. The Company will reimburse the Executive for any expenses provided that the Executive provides to the Company an itemized written account and receipts acceptable to the Company within 60 days after they have been incurred. The Executive will not be reimbursed for any expense items in excess of a total of US$10,000 per twelve (12) month term unless approved by the Board of Directors.

4.2.	The Executive acknowledges that the Company does not carry or offer
	any benefit plans, including medical/hospital, dental, extended health care benefits and non-contributory 401 (k) plans. If the Company should carry any or all of such plans during the term of this Agreement, the Executive shall be entitled to participate in such plans on the same terms and conditions as other employees.

4.3.	The Executive shall be entitled 3 weeks paid vacation in accordance
	with future Company policies and such number of holidays as are consistent with industry practices. The Executive shall be allowed to carry forward any unused vacation into the next calendar year but not further.





5.	AUTHORITY

5.1.	The Executive shall have, subject always to the general or specific
	instructions and directions of the Board of Directors of the Company, full power and authority to manage and direct the business and affairs of the Company (except only the matters and duties as by law must be transacted or performed by the Board of Directors or by the shareholders of the Company in general meeting), including power and authority to enter into contracts, engagements or commitments of every nature or kind in the name of and on behalf of the Company and to engage and employ and to dismiss all managers and other employs and agents of the Company other than officers of the Company, subject to any monetary limitations that may be imposed, from time to time, by the Board of Directors.

5.2.	The Executive shall conform to all lawful instructions and
	directions given to him by the Board of Directors of the Company, and obey and carry out the by-laws of the Company.


6.	RESTRICTIVE COVENANTS

6.1.	During the Initial Term and each subsequent Term of this Agreement
	and for the 12 months following the termination or expiration of this Agreement, the Executive shall not:

(a)	own or have any interest directly in; nor

(b)	act as an officer, director, agent, employee or consultant for
	any person, firm, association, partnership, corporation or other entity (the "Competitive Entity") engaged in the acquisition, development and production of digital asset management application without disclosure to and permission from a majority of remaining Directors.

6.2.	The restriction set out in Section 6.1 above shall not apply to
	ownership by the Executive of less than ten percent (10%) of the publicly traded securities of any Competitive Entity. Except as provided in Section 6.1, the Executive shall be free to engage in, and receive the full benefit of, any activity that is not in conflict with the provisions of this Agreement.

6.3.	The Executive acknowledges that the restrictions contained in
	Section 6.1 are reasonable; however, in the event that any court should determine that any of the restrictive covenants contained in Section 6.1 or 6.2 of this Agreement, or any part thereof, are unenforceable because of the duration of such provision or the area covered thereby, such court shall have the power to reduce the duration or area of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced.

6.4.	In this Agreement, "Confidential Information" means any and all
	information concerning any aspect of the Company not generally known to persons other than those associated with the Company. The Company may disclose, in writing or orally, certain Confidential information to the Executive.

6.5.	The Executive acknowledges and agrees that any Confidential
	Information disclosed to the Executive is in the strictest confidence. Any Confidential Information disclosed to the Executive in any form whatsoever is and shall be considered confidential and proprietary information of the Company.

6.6.	Except as authorized by the Company, the Executive will not, except
	in the course of his duties to the Company:

(a)	duplicate, transfer or disclose nor allow any other person to
	duplicate, transfer or disclose any of the Company's Confidential
	Information; or

(b)	use the Company's Confidential Information without the prior written
	consent of the Company.

6.7.	The Executive will safeguard all Confidential Information at all times
	so that it is not exposed to or used by unauthorized persons.


6.8.	The restrictive obligations set forth above shall not apply to the
	disclosure or use of any information which:

(a)	is or later becomes publicly known under circumstances involving no
	breach of this Agreement by the Executive;

(b)	is already known to the Executive at the time of receipt of the
	Confidential Information;

(c)	is lawfully made available to the Executive by a third party; or

(d)	is authorized by the Board of Directors of the Company.

6.9.	The provisions of this Article 6 shall survive the termination of
	this Agreement for a period of one year.


7.	TERMINATION

7.1.	The Company, upon giving notice to the Executive, may terminate the
	Executive's engagement under this Agreement upon the occurrence of any of the following events:


(a)	the Executive committing an act of gross negligence or willful misconduct
	as determined by the Board of Directors;

(b)	the conviction of the Executive under the Securities laws of the United
	States or any comparable statute in a jurisdiction in which the Company carries on business; or

(c)	the breach or default of any material term of this Agreement by the
	Executive or the failure of the Executive to comply with lawful directives of the Board of Directors communicated in writing to the Executive, if such breach, default, or failure has not been remedied to the satisfaction of the Board of Directors within 30 days after written notice of the breach of default has been delivered by the Company to the Executive, as the case may be.

7.2.	In the event of the termination of the Executive's engagement under this
	Agreement pursuant to Section 7.1 or subsection 7.4(c) of this Agreement, the Company shall pay to the Executive, within 10 days of the termination, the full amount of compensation accrued pursuant to Section 3.1 of this Agreement as of the effective date of termination.

7.3.	The Company may terminate the Executive's engagement under this Agreement
	upon giving the Executive not fewer than 90 days' notice.

7.4.	The Executive, upon giving notice to the Company, may terminate his
	obligations under this Agreement only as follows:

(a)	upon the breach or default of any material term of this Agreement by
	the Company if such breach or default has not been remedied to the satisfaction of the Executive, within 30 days after written notice of the breach of default has been delivered by the Executive to the Company; or

(b)	at any time within six months following the date on which there is a
	change of control, as described in subsection 1.5 of this Agreement; or

(c)	at any time upon giving the Company not fewer than 90 days' notice,
	unless otherwise mutually agreed.

7.5.	In the event of the termination of the Executive's engagement under
	this Agreement pursuant to either Section 7.3 or Section 7.4(a) of this Agreement, the Company shall pay to the Executive, within 10 days of termination 100% of all compensation to be paid to the Executive under Section 3.1 for the balance of the current twenty-four (24) month Term or for six (6) months, whichever is greater.





7.6	In the event of the termination of the Executive's engagement under
	this Agreement pursuant to Section 7.4(b) of this Agreement, the Company shall pay to the Executive, within 10 days of termination 100% of all compensation to be paid to the Executive under Section 3.1 for the succeeding twelve (12) months based on the currently agreed compensation.

7.7	The rights of the Company and the Executive under this Article 7.0 are
	in addition to and not in derogation of any other remedies which may be available to the Company or the Executive at law or in equity.


8.	COMPANY'S PROPERTY

8.1.	The Executive acknowledges that all items of any and every nature or
	kind created or used by the Executive pursuant to the Executive's employment under this Agreement, or furnished by the Company to the Executive, and all equipment, automobiles, credit cards, books, records, reports, files, diskettes, manuals, literature, confidential information or other materials furnished to the Executive or otherwise paid for by the Company, shall remain and be considered the exclusive property of the Company at all times and shall be surrendered to the Company, in good condition, promptly at the request of the Company, or in the absence of a request, on the termination of the Executive's employment with the Company.


9.	INDEMNIFICATION

9.1.	Subject to the provisions of the Securities laws of the United States
	with the approval of the court, the Company agrees to indemnify and save the Executive harmless from and against all cost, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which the Executive is made or party by reason of having been a director or officer of the Company or in respect of an action by or on behalf of the Company to procure a judgment in the Company's favor to which the Executive is made a party by reason of having been a director or officer of the Company, if:

(a)	the Executive acted honestly and in good faith with a view to the
	best interests of the Company; and

(b)	in the case of a criminal or administrative action or proceeding
	that is enforced by a monetary penalty, the Executive had reasonable grounds for believing that his conduct was lawful.







10.	ARBITRATION

10.1	If there is a dispute between the parties with respect to
	this Agreement, or the interpretation of this Agreement, the dispute shall be referred to a single arbitrator appointed pursuant to the laws of Illinois and the decision of the arbitrator shall be final and binding on the parties. Such arbitration shall be held in Chicago, IL. All costs associated with any arbitration reference and award shall be borne equally by the parties.



11.	NOTICES

11.1.	Any notice, waiver, direction or other instrument or communication
	required or permitted to be given to any of the parties hereunder shall be in writing and may be given by telex or facsimile transmission or by delivering the same:

(a)	In the case of the Company, to:

(1)	Board of Directors
1415 W. 22nd Street.
Tower Floor
Oak Brook, IL 60523


and to:

(2)	To at least two members of the Board of Directors at their current
	residence address.

(b)	In the case of the Executive, to:

Kerry LaBant
528 Mandarin Lane
Bloomingdale, IL 60108


11.2.	Any notice, waiver, direction or other instrument or communication
	if delivered shall be deemed to have been validly and effectively given on the date on which it was delivered and, if sent by facsimile transmission, shall be deemed to have been validly and effectively given on the next Business Day following the day on which it was sent; provided that, if the day of delivery is not a Business Day, such notice, waiver, direction or other instrument or communication shall be deemed to have been given and received on the next Business Day following such date. For the purposes of this Agreement "Business Day" means any day other than a day which is a Saturday, a Sunday or a statutory holiday in the United States.

11.3.	Each of the Company and the Executive may change its address for
	notices or service from time to time by notice given in accordance with the foregoing.


12.	INTERPRETATION AND GENERAL PROVISIONS

12.1.	The division of this Agreement into Articles and Sections and the
	insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular
	Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to sections and paragraphs are to sections and paragraphs of this Agreement.

12.2.	In this Agreement words importing the singular number only shall
	include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa.

12.3.	This document constitutes the entire agreement between the parties
	with respect to the employment and appointment of the Executive and any and all previous agreements, written or oral, express or implied, between the parties or on their behalf, relating to the employment and appointment of the Executive by the Company, are terminated and cancelled and each of the parties releases and forever discharges the other of and from all manner of actions, causes of action, claims and demands whatsoever, under or in respect of any agreement.

12.4.	The rights and remedies of the parties under this Agreement are
	cumulative and in addition to and not in substitution for any rights or remedies provided by law. Any single or partial exercise by any party hereto of any right or remedy for default or breach of any term, covenant or condition of this Agreement does not waive, alter, affect or prejudice any other right or remedy to which such party may be lawfully entitled for the same default or breach.

12.5.	The failure of a party in any one or more instances to insist upon
	strict performance of any of the terms of this Agreement or to exercise any right or privilege arising under it shall not preclude it from requiring by reasonable notice that any other party duly perform its obligations or preclude it from exercising such a right or privilege under reasonable circumstances, nor shall waiver in any one instance of a breach be construed as an amendment of this Agreement or waiver of any later breach.

12.6.	The rights which accrue to the Company under this Agreement shall pass
	to its successors or assigns. The rights of the Executive under this Agreement are not assignable or transferable in any manner.

12.7.	Each of the parties hereto shall from time to time at the request of
	any of the other parties hereto and without further consideration, execute and deliver all such other additional assignments, transfers, instruments, notices, releases and other documents and shall do all such other acts and things as may be necessary or desirable to assure more fully the consummation of the transactions contemplated hereby.

12.8.	Time shall be of the essence of this Agreement.

12.9.	This Agreement may be amended or varied only by agreement in writing
	signed by each of the parties. Unless the context otherwise so requires, a reference to this Agreement shall include a reference to this Agreement as amended or varied from time to time.

12.10.	If any provision of this Agreement is determined to be invalid or
	unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

12.11.	This Agreement shall be governed by and interpreted in accordance with
	the laws from time to time in force in the State of Illinois and each of the parties hereby assents to the nonexclusive jurisdiction of the courts of the State of Illinois.

12.12.	This Agreement shall inure to the benefit of and be binding upon the
	parties hereto and their respective successors and permitted assigns.

12.13.	This Agreement may be executed in as many counterparts as are necessary
	and shall be binding on each party when each party hereto has signed and delivered one such counterpart. When a counterpart of this Agreement has been executed by each party, all counterparts together shall constitute one agreement.

12.14.	The Executive hereby acknowledges receipt of a copy of this Agreement
	duly signed by the Company.

IN WITNESS WHEREOF this Agreement has been duly executed by the respective parties hereto effective as of the date first above written.

Kohler Capital I, Corporation

By:(Authorized Signatory)
(Authorized Signatory)

Witnessed By:(Authorized Signatory)		KERRY LABANT
(Authorized Signatory)



SCHEDULE "A"

TO THAT EXECUTIVE EMPLOYMENT AGREEMENT
DATED JULY 18, 2006, BETWEEN KOHLER CAPITAL I, CORPORATION
AND KERRY LABANT

DEFINITION OF "CONTROL PERSON"

"'control person' means

(a)	a person who holds a sufficient number of the voting rights attached to
	all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(b)	each person in a combination of persons, acting in concert by virtue
	of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;"